LEGG MASON PARTNERS MONEY MARKET TRUST

WESTERN ASSET MONEY MARKET FUND

Supplement dated May 31, 2010

to the Summary Prospectus dated December 29, 2009

The paragraph at the bottom of the cover page is revised to read as follows:

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus dated December 29, 2009, as supplemented on May 31, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated May 31, 2010, and as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2009, are incorporated by reference into this Summary Prospectus.

Principal investment strategies

The first paragraph is revised to reflect recently adopted new regulations for money market funds to read as follows:

The fund is a money market fund which invests in high quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated by one or more rating agencies designated by the fund in the highest short-term rating category or, if not rated by a fund-designated rating agency, are determined by the subadviser to be of equivalent quality.

The third paragraph is revised to reflect the new regulations to read as follows:

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded by a fund-designated rating agency or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

The following is added to Yield risk:

In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

The following is added to Redemption risk:

In addition, the fund may suspend redemptions when permitted by applicable regulations.

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